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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): January 30, 2003


           CWMBS, INC., (as depositor under the Pooling and Servicing
       Agreement, dated as of January 1, 2003, providing for the issuance of the CHL Mortgage Pass-Through Trust 2003-J1, Mortgage
                  Pass-Through Certificates, Series 2003-J1).

                                   CWMBS, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                                         333-100418                             95-4449516
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     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                        Identification No.)


4500 Park Granada
Calabasas, California                                                   91302
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(Address of Principal                                                (Zip Code)
 Executive Offices)


       Registrant's telephone number, including area code (818) 225-3000
                                                          --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

         5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1 Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1).

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWMBS, INC.



                                             By: /s/ Darren Bigby
                                                 ________________________
                                                 Darren Bigby
                                                 Vice President



Dated:  January 30, 2003

                                  Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP                   5

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP (included
        in Exhibit 5.1)                                                      5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in
         Exhibits 5.1 and 8.1)                                               5